Exhibit 10.3

Execution version

Dated 28 April 2026
Global Confirmation Deed
in respect of an up to $190,000,000 borrowing base facility agreement dated 4 March 2025, increased to $255,000,000 on 23 January 2026 between

VAALCO Energy, Inc.
as the Parent

The Entities listed herein
as the Borrowers, Guarantors and/or Security Grantor

The Standard Bank of South Africa Limited (acting through its Corporate and Investment Banking Division)
as the Agent

The Standard Bank of South Africa Limited (acting through its Corporate and Investment Banking Division)
as the Onshore (Gabon) Security Agent

The Standard Bank of South Africa Limited (acting through its Corporate and Investment Banking Division)
as the Offshore Security Agent and
HSBC Bank Egypt S.A.E.
as the Onshore (Egypt) Security Agent

White & Case LLP 5 Old Broad Street London EC2N 1DW

Table of Contents
Page
1.Definitions and Interpretation    2
2.Conditions Precedent    2
3.Confirmations    3
4.Local Law Requirements    4
5.Amendment    5
6.Representations and Warranties    6
7.Costs and Expenses    6
8.Incorporation of Terms    6
9.Counterparts    6
10.Governing Law    6
Schedule 1    The Parties    8
Part 1    The Obligors    8
Part 2    The Guarantors    9
Part 3    The Security Grantor    10
Schedule 2    Conditions Precedent    11
Schedule 3    Updated Schedule    12

(i)

This global confirmation deed (the “Deed”) is dated 28 April 2026 and made between:
(1)VAALCO Energy, Inc., a corporation incorporated in the state of Delaware, United States of America (Delaware Secretary of State file no. 2188793) whose principal place of business is at 2500 Citywest Blvd., Suite 400, Houston, Texas 77042, United States of America (the “Parent”);
(2)The Entities listed in Schedule 1Part 1 (The Obligors) of Schedule 1 (The Parties) as obligors
(the “Borrowers”);
(3)The Entities listed in Schedule 1Part 2 (The Guarantors) of Schedule 1 (The Parties) as guarantors (the “Guarantors” and together with the Parent and the Borrowers, the “Obligors”);
(4)The Entity listed in Schedule 1Part 3 (The Security Grantor) of Schedule 1 (The Parties) as
the security grantor (the “Security Grantor”);
(5)The Standard Bank of South Africa Limited (acting through its Corporate and Investment Banking Division) as the facility agent for the Finance Parties (the “Agent”);
(6)The Standard Bank of South Africa Limited (acting through its Corporate and Investment Banking Division) as the onshore security agent for the Secured Parties in Gabon (the “Onshore (Gabon) Security Agent”);
(7)The Standard Bank of South Africa Limited (acting through its Corporate and Investment Banking Division) as the offshore security agent for the Secured Parties (the “Offshore Security Agent”); and
(8)HSBC Bank Egypt S.A.E. as the onshore security agent for the Secured Parties in Egypt (the
“Onshore (Egypt) Security Agent”).
Whereas:
(A)Reference is made to the borrowing base facility agreement dated 4 March 2025 between, amongst others, the Parent, the Borrowers, the Guarantors and the Agent as amended, restated, supplemented, varied or extended from time to time (the “Facility Agreement”).
(B)In accordance with clause 2.5(a) (Accordion) of the Facility Agreement, the Obligors’ Agent made an increase request dated 5 November 2025 to the Agent requesting that the Total Commitments be increased by $50,000,000 (the “Initial Increase Notice”) and The Standard Bank of South Africa Limited, Isle of Man Branch, The Mauritius Commercial Bank Limited (“MCB”) and FirstRand Bank Limited, acting through its Rand Merchant Bank Division issued the Increase Confirmations dated 7 November 2025. MCB subsequently confirmed that it was willing to further increase its Commitment by an additional $15,000,000 pursuant to a supplemental Increase Confirmation dated 22 January 2026, resulting in an increase of the Total Commitments to $255,000,000 on 23 January 2026 (the "First Increase")
(C)Following the successful completion of the Scheduled Redetermination Date effective on 30 September 2025 and the anticipated completion of the Scheduled Redetermination Date effective on 14 April 2026 (extended from 31 March 2026 pursuant to a waiver request dated 30 March 2026, approved via email on 31 March 2026 with such approval being evidenced by way of countersignature by the Agent on 7 April 2026), the current and estimated future Borrowing Base Amounts are expected to be in excess of Total Commitments. In order to access the increased availability provided by the increased Borrowing Base Amounts and in accordance with clause 2.5(a) (Accordion) of the Facility Agreement, the Obligors’ Agent made an increase request dated 17 April 2026 to the Agent requesting that the Total Commitments be increased by $45,000,000 (the “Increase Notice”) and the Willing Lender issued the

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Increase Confirmation (the “Second Accordion Increase Confirmation”) dated 28 April 2026 (the “Second Increase”).
(D)Pursuant to clause 42 (Amendments and Waivers) of the Facility Agreement, the Agent is authorised to effect, on behalf of any Finance Party, any amendment or waiver permitted by that clause; and having received the requisite consent for the amendment contemplated by this Deed, the Agent is authorised and instructed to execute this Deed on behalf of the Finance Parties.
It is agreed as follows:

1.Definitions and Interpretation
1.1Interpretation
(a)Save as defined in this Deed (including the recitals of this Deed), words and expressions defined in the Facility Agreement shall have the same meanings in this Deed.
(b)Clauses 1.2 (Construction) and 1.4 (Third Party Rights) of the Facility Agreement shall be deemed to be incorporated into this Deed save that references in the Facility Agreement to “this Agreement” shall be construed as references to this Deed.
1.2Definitions
In this Deed the following expressions shall have the following meanings:
“Effective Date” means 28 April 2026, or such other date as agreed in writing between the
Agent and the Obligors’ Agent in accordance with Clause 2.2.
“Effective Date Notification” means the date on which the Agent notifies the Parent and the Lenders that it has received the documents specified in Schedule 2 (Conditions Precedent) in form and substance satisfactory to it, in accordance with Clause 2.2 (Conditions Precedent) of this Deed.
“Schedule” means the table set out in part 3 (The Original Lenders) of schedule 1 (The Original Parties) of the Facility Agreement after giving effect to the First Increase in the Total Commitments.
1.3Effect as a Deed
It is intended that this Deed takes effect as a deed notwithstanding the fact that a Finance Party may only execute this Deed under hand.
1.4Designation
This Deed is a “Transaction Security Document” and a “Finance Document” for the purposes of the Facility Agreement.

2.Conditions Precedent
2.1The Agent shall promptly notify the Parent and the Lenders when it has received the documents specified in Schedule 2 (Conditions Precedent) in form and substance satisfactory to it.
2.2Notwithstanding anything to the contrary in this Deed or in the Second Accordion Increase Confirmation, if the Effective Date Notification has not occurred by 28 April 2026 (or such other date as agreed in writing between the Agent and the Obligors’ Agent), then:

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(a)the Facility Agreement will not be increased in accordance with the Second Accordion Increase Confirmation or any provision of clause 2.5 (Accordion) of the Facility Agreement;
(b)the amendment in Clause 5 (Amendment) will not take effect in the manner as contemplated by this Deed; and
(c)the Effective Date will be deemed to have not occurred.

3.Confirmations
3.1Guarantee and Indemnity: Confirmations
Subject to the occurrence of the Effective Date Notification, each Obligor confirms with effect on and after the Effective Date, that the guarantee and indemnity contained in clause 19 (Guarantee and Indemnity) of the Facility Agreement and/or in any other Finance Document to which it is a party shall (after giving effect to the amendment effected by this Deed and the increase in the Total Commitments in accordance with clause 2.5 (Accordion) of the Facility Agreement):
(a)continue in full force and effect and extend to the liabilities and obligations of each of the Obligors under the Facility Agreement and the other Finance Documents (as amended from time to time, including, without limitation, after giving effect to the increase in the Total Commitments in accordance with clause 2.5 (Accordion) of the Facility Agreement); and
(b)subject to Legal Reservations, continue to constitute legal, valid and binding obligations of such Obligor enforceable in accordance with their terms.
3.2Transaction Security Documents: Confirmations
Subject to the occurrence of the Effective Date Notification, each Obligor and each Security Grantor confirms with effect on and after the Effective Date, that each of the security interests granted by it under any Transaction Security Documents to which it is a party shall (after giving effect to the amendment effected by this Deed and the increase in the Total Commitments in accordance with clause 2.5 (Accordion) of the Facility Agreement):
(a)continue in full force and effect as security for the payment or discharge of all present and future Secured Obligations (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of each of the relevant Obligors and Security Grantors to the Secured Parties under the Finance Documents (including, without limitation, after giving effect to the increase in the Total Commitments in accordance with clause 2.5 (Accordion) of the Facility Agreement); and
(b)subject to Legal Reservations, continue to constitute legal, valid and binding obligations of such relevant Obligors and Security Grantors enforceable in accordance with their terms.
3.3General Confirmations
(a)Each Obligor and each Security Grantor hereby:
(i)confirms that it has received a copy of the Increase Notice;
(ii)consents to the Second Increase; and
(iii)consents to the amendment to the Facility Agreement as contemplated in Clause 5 (Amendment).

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(b)Each Obligor shall, at the request of the Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Deed.

4.Local Law Requirements
To the extent the confirmations provided by any Obligor or Security Grantor in Clause 3 (Confirmations) are not, for any reason, effective (including as a result of this Deed being governed by English law), the relevant Obligors and Security Grantors agree to the confirmations set out in this Clause 4.
4.1Egyptian Law Confirmations
Subject to Clause 10.2 (Governing Law), and the occurrence of the Effective Date Notification, each Obligor and/or Security Grantor that has entered into a Transaction Security Document governed by Egyptian law confirms that on and after the Effective Date (after giving effect to the amendment effected by this Deed and the increase in the Total Commitments in accordance with clause 2.5 (Accordion) of the Facility Agreement) the security interests granted by it pursuant to such Transaction Security Documents shall:
(a)remain in full force and effect and shall secure all Secured Obligations (including, without limitation, the Facility Agreement after giving effect to the increase in the Total Commitments in accordance with clause 2.5 (Accordion) of the Facility Agreement); and
(b)subject to Legal Reservations, continue to constitute legal, valid and binding obligations of each such Obligor and/or Security Grantor enforceable in accordance with their terms.
4.2Swedish Law Confirmations
Subject to Clause 10.3 (Governing Law), and the occurrence of the Effective Date Notification, each Obligor and/or Security Grantor that has entered into a Transaction Security Document governed by Swedish law confirms that on and after the Effective Date (after giving effect to the amendment effected by this Deed and the increase in the Total Commitments in accordance with clause 2.5 (Accordion) of the Facility Agreement) the security interests granted by it pursuant to such Transaction Security Documents shall:
(a)remain in full force and effect and shall secure all Secured Obligations (including, without limitation, the Facility Agreement after giving effect to the increase in the Total Commitments in accordance with clause 2.5 (Accordion) of the Facility Agreement); and
(b)subject to Legal Reservations, continue to constitute legal, valid and binding obligations of each such Obligor and/or Security Grantor enforceable in accordance with their terms.
4.3New York Law Confirmations
Subject to Clause 10.4 (Governing Law) and the occurrence of the Effective Date and Effective Date Notification, each Obligor that has entered into a Transaction Security Document governed by New York law hereby expressly reaffirms, as of the Effective Date (after giving effect to the amendment effected by this Deed and the increase in the Total Commitments in accordance with clause 2.5 (Accordion) of the Facility Agreement), its obligations under such Transaction Security Document governed by New York law to which it is a party and expressly reaffirms, as of the Effective Date (after giving effect to the amendment effected by this Deed and the increase in the Total Commitments in accordance with clause 2.5 (Accordion) of the

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Facility Agreement), its grant of Security to secure the Secured Obligations pursuant to such Transaction Security Documents governed by New York law.
4.4Gabonese Law Confirmations
Subject to Clause 10.5 (Governing Law), and the occurrence of the Effective Date Notification, each Obligor and/or Security Grantor that has entered into a Transaction Security Document governed by Gabonese law confirms on and after the Effective Date (after giving effect to the amendment effected by this Deed and the increase in the Total Commitments in accordance with clause 2.5 (Accordion) of the Facility Agreement) that the security interests granted by it pursuant to such Transaction Security Documents shall:
(a)remain in full force and effect and shall secure all Secured Obligations (including, without limitation, the Facility Agreement after giving effect to the increase in the Total Commitments in accordance with clause 2.5 (Accordion) of the Facility Agreement); and
(b)subject to Legal Reservations, continue to constitute legal, valid and binding obligations of each such Obligor and/or Security Grantor enforceable in accordance with their terms.
4.5Turks and Caicos Law Confirmations
Subject to Clause 10.6 (Governing Law), and the occurrence of the Effective Date Notification, each Obligor and/or Security Grantor that has entered into a Transaction Security Document governed by the laws of Turks and Caicos Islands confirms that on and after the Effective Date (after giving effect to the amendment effected by this Deed and the increase in the Total Commitments in accordance with clause 2.5 (Accordion) of the Facility Agreement) the security interests granted by it pursuant to such Transaction Security Documents shall:
(a)remain in full force and effect and shall secure all Secured Obligations (including, without limitation, the Facility Agreement after giving effect to the increase in the Total Commitments in accordance with clause 2.5 (Accordion) of the Facility Agreement); and
(b)subject to Legal Reservations, continue to constitute legal, valid and binding obligations of each such Obligor and/or Security Grantor enforceable in accordance with their terms.
4.6Mauritius Law Confirmations
Subject to Clause 10.7 (Governing Law), and the occurrence of the Effective Date Notification, each Obligor and/or Security Grantor that has entered into a Transaction Security Document governed by the laws of the Republic of Mauritius confirms that on and after the Effective Date (after giving effect to the amendment effected by this Deed and the increase in the Total Commitments in accordance with clause 2.5 (Accordion) of the Facility Agreement) the security interests granted by it pursuant to such Transaction Security Documents shall:
(a)remain in full force and effect and shall secure all Secured Obligations (including, without limitation, the Facility Agreement after giving effect to the increase in the Total Commitments in accordance with clause 2.5 (Accordion) of the Facility Agreement); and
(b)subject to Legal Reservations, continue to constitute legal, valid and binding obligations of each such Obligor and/or Security Grantor enforceable in accordance with their terms.

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5.Amendment
5.1In accordance with clause 42 (Amendments and Waivers) of the Facility Agreement and subject to the terms of this Deed, the Obligors’ Agent requests the Lenders to consent that on the Effective Date (and subject to the occurrence of the Effective Date Notification), an amendment in accordance with clause 2.5(m) (Accordion) of the Facility Agreement to the Schedule which shall be deleted in its entirety and replaced by the table set out in Schedule 3 (Updated Schedule).
5.2With effect from the Effective Date (and subject to the occurrence of the Effective Date Notification), all references in the Facility Agreement to “this Agreement” shall include the Facility Agreement as amended by this Deed.
5.3Save as amended by this Deed, the provisions of the Facility Agreement shall continue in full force and effect.

6.Representations and Warranties
6.1On the date of this Deed and on the Effective Date:
(a)each Obligor makes the Repeating Representations as if references to “this Agreement”
in those Repeating Representations were references to this Deed;
(b)each Security Grantor makes each of the representations and warranties that are deemed to be repeating under each Transaction Security Document to which it is a party as if references to “this Agreement” in each of those Transaction Security Documents were references to this Deed; and
(c)each Obligor and each Security Grantor represents and warrants that it has not amended or varied any of its constitutional documents since the date such documents were delivered to the Agent pursuant to clause 4.1 (Initial Conditions Precedent) of the Facility Agreement.

7.Costs and Expenses
The provisions of clause 18 (Costs and Expenses) of the Facility Agreement shall apply to this Deed as if it were expressly set out in this Deed with the necessary changes being made and with each reference in the Facility Agreement to “this Agreement” being construed as references to this Deed.

8.Incorporation of Terms
The terms of clauses 38 (Notices), 40 (Partial Invalidity), 41 (Remedies and Waivers) and 47 (Enforcement) of the Facility Agreement shall be deemed to be incorporated into this Deed save that references in the Facility Agreement to “this Agreement” shall be construed as references to this Deed.

9.Counterparts
This Deed may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

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10.Governing Law
10.1Subject to Clauses 10.2 to 10.7, this Deed and any non-contractual obligations arising out of or in connection with it are governed by English law.
10.2Clause 4.1 (Egyptian Law Confirmation) shall be governed by and construed in accordance with the laws of Egypt.
10.3Clause 4.2 (Swedish Law Confirmation) shall be governed by and construed in accordance with the laws of Sweden.
10.4Clause 4.3 (New York Law Confirmation) shall be governed by and construed in accordance with the laws of New York.
10.5Clause 4.4 (Gabonese Law Confirmation) shall be governed by and construed in accordance with the laws of Gabon.
10.6Clause 4.5 (Turks and Caicos Law Confirmation) of this Deed shall be governed by and construed in accordance with the laws of Turks and Caicos Islands.
10.7Clause 4.6 (Mauritius Law Confirmation) of this Deed shall be governed by and construed in accordance with the laws of the Republic of Mauritius.
This Deed has been entered into on the date stated at the beginning of this Deed and executed as a deed by the Parent, the Borrowers and the Guarantors and is intended to be and is delivered by them as a deed on the date specified above.

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Schedule 1
The Parties
Part 1 The Obligors

Name of Borrower	Registration number (or equivalent, if any) and Jurisdiction
VAALCO Energy, Inc.	Delaware, United States of America, Delaware Secretary of State file number 2188793
VAALCO Gabon (Etame), Inc.	Delaware, United States of America, Delaware Secretary of State file number 2515801
VAALCO Energy Cote d’Ivoire SPE AB (formerly known as SPE CI AB)	Sweden, registration number 556665-4884, operating as foreign branch in Côte d’Ivoire under registration number CI-ABJ-03-2002-B21-277791
VAALCO West Gharib Inc. (formerly known as TransGlobe West Gharib Inc.)	Turks and Caicos Islands, registration number TC.047973
VAALCO West Bakr Inc. (formerly known as TransGlobe West Bakr Inc.)	Turks and Caicos Islands, registration number TC.039822
VAALCO NW Gharib Inc. (formerly known as TransGlobe NW Gharib Inc.)	Turks and Caicos Islands, registration number TC.040964

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Part 2 The Guarantors

Name of Guarantor	Registration number (or equivalent, if any) and Jurisdiction
VAALCO Energy, Inc.	Delaware, United States of America, Delaware Secretary of State file number 2188793
VAALCO Gabon (Etame), Inc.	Delaware, United States of America, Delaware Secretary of State file number 2515801
VAALCO Egypt Holdings Inc. (formerly known as TransGlobe Petroleum International Inc.)	Turks and Caicos Islands, registration number TC.031395
VAALCO Energy Cote d’Ivoire Holding AB (formerly known as SPE CI Holding AB)	Sweden, registration number 556688-3541
VAALCO Energy Cote d’Ivoire AB (formerly known as Svenska Petroleum Exploration Aktiebolag)	Sweden, registration number 556093-2583
VAALCO Energy Cote d’Ivoire SPE AB (formerly known as SPE CI AB)	Sweden, registration number 556665-4884, operating as foreign branch in Côte d’Ivoire under registration number CI-ABJ-03-2002-B21-277791
VAALCO West Gharib Inc. (formerly known as TransGlobe West Gharib Inc.)	Turks and Caicos Islands, registration number TC.047973
VAALCO West Bakr Inc. (formerly known as TransGlobe West Bakr Inc.)	Turks and Caicos Islands, registration number TC.039822
VAALCO NW Gharib Inc. (formerly known as TransGlobe NW Gharib Inc.)	Turks and Caicos Islands, registration number TC.040964
VAALCO Gabon S.A.	Gabon, registration number RG/POG 2014 B 1487

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Part 3 The Security Grantor

Name of Security Grantor	Registration number (or equivalent, if any) and Jurisdiction
VAALCO Energy (Holdings), LLC	Delaware, United States of America, Delaware Secretary of State file number 6901464

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Schedule 2 Conditions Precedent
1.A copy of this Deed duly executed by the parties thereto.
2.A legal opinion of Bracewell LLP, as to New York law.
3.A certificate of a director or officer of the Parent and each Obligor and each Security Grantor certifying that borrowing or guaranteeing or securing, as appropriate, the Total Commitments would not cause any borrowing, guarantee, security or similar limit binding on it to be exceeded (including after giving effect to the amendment effected by this Deed and the increase in the Total Commitments in accordance with clause 2.5 (Accordion) of the Facility Agreement).
4.A fee letter entered into between the Obligors’ Agent and the Willing Lender pursuant to clause 2.5(h) (Accordion) of the Facility Agreement.

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Schedule 3 Updated Schedule

Part 3
The Original Lenders

Specified Period	The Standard Bank of South Africa Limited, Isle of Man Branch $	FirstRand Bank Limited, acting through its Rand Merchant Bank Division $	The Mauritius Commercial Bank Limited $	Glencore Energy UK Ltd. $	Total Commitments $
From the date of the Facility Agreement up to and including the date of First Increase	80,000,000	50,000,000	40,000,000	20,000,000	190,000,000
From the date of First Increase up to and including the Proposed Increase Date	95,000,000	60,000,000	80,000,000	20,000,000	255,000,000
From the Proposed Increase Date up to and including the First Reduction Date	140,000,000	60,000,000	80,000,000	20,000,000	300,000,000
From the First Reduction Date up to and including the first Scheduled Redetermination Date to occur after the First Reduction Date (the “Second Reduction Date”)	140,000,000	60,000,000	80,000,000	20,000,000	300,000,000

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Specified Period	The Standard Bank of South Africa Limited, Isle of Man Branch $	FirstRand Bank Limited, acting through its Rand Merchant Bank Division $	The Mauritius Commercial Bank Limited $	Glencore Energy UK Ltd. $	Total Commitments $
From the Second Reduction Date up to and including the first Scheduled Redetermination Date to occur after the Second Reduction Date (the “Third Reduction Date”)	132,631,579	56,842,105	75,789,474	18,947,368	284,210,526
From the Third Reduction Date up to and including the first Scheduled Redetermination Date to occur after the Third Reduction Date (the “Fourth Reduction Date”)	116,052,632	49,736,842	66,315,789	16,578,947	248,684,211
From the Fourth Reduction Date up to and including the first Scheduled Redetermination Date to occur after the Fourth Reduction Date (the “Fifth Reduction Date”)	99,473,684	42,631,579	56,842,105	14,210,526	213,157,895
From the Fifth Reduction Date up to and including the first Scheduled Redetermination Date to occur after the Fifth Reduction Date (the “Sixth Reduction Date”)	82,894,737	35,526,316	47,368,421	11,842,105	177,631,579

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Specified Period	The Standard Bank of South Africa Limited, Isle of Man Branch $	FirstRand Bank Limited, acting through its Rand Merchant Bank Division $	The Mauritius Commercial Bank Limited $	Glencore Energy UK Ltd. $	Total Commitments $
From the Sixth Reduction Date up to and including the first Scheduled Redetermination Date to occur after the Sixth Reduction Date (the “Seventh Reduction Date”)	66,315,789	28,421,053	37,894,737	9,473,684	142,105,263
From the Seventh Reduction Date up to and including the first Scheduled Redetermination Date to occur after the Seventh Reduction Date (the “Eighth Reduction Date”)	49,736,842	21,315,789	28,421,053	7,105,263	106,578,947
From the Eighth Reduction Date up to and including the first Scheduled Redetermination Date to occur after the Eighth Reduction Date (the “Ninth Reduction Date”)	33,157,895	14,210,526	18,947,368	4,736,842	71,052,632
From the Ninth Reduction Date up to the Final Maturity Date	16,578,947	7,105,263	9,473,684	2,368,421	35,526,316
On and from the Final Maturity Date	0	0	0	0	0

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SIGNATORIES
Executed as a Deed by

The Parent

VAALCO Energy, Inc.
as the Parent

By:	/s/ George Maxwell
Name: George Maxwell
Title: Chief Executive Officer of VAALCO Energy, Inc.

[Vaalco Accordion Exercise – Signature Page to Global Confirmation Deed]

The Borrowers

VAALCO Energy, Inc.
as Borrower

By:	/s/ George Maxwell
Name: George Maxwell
Title: Chief Executive Officer of VAALCO Energy, Inc.

[Vaalco Accordion Exercise – Signature Page to Global Confirmation Deed]

VAALCO Gabon (Etame), Inc.
as Borrower

By:	/s/ George Maxwell
Name: George Maxwell
Title: President of VAALCO Gabon (Etame), Inc.

[Vaalco Accordion Exercise – Signature Page to Global Confirmation Deed]

VAALCO Energy Cote d’Ivoire SPE AB
(formerly known as SPE CI AB)
as Borrower

By:	/s/ Thor Pruckl
By: VAALCO Energy Cote d’Ivoire SPE AB
(formerly known as SPE CI AB)
Name: Thor Pruckl
Title: Director

[Vaalco Accordion Exercise – Signature Page to Global Confirmation Deed]

VAALCO West Gharib Inc.
(formerly known as TransGlobe West Gharib Inc.)
as Borrower acting by Thor Pruckl, an officer

By:	/s/ Thor Pruckl
Print Name: VAALCO International Management, LLC represented by Thor Pruckl in his capacity as Manager of VAALCO International Management, LLC
Title: Director

[Vaalco Accordion Exercise – Signature Page to Global Confirmation Deed]

VAALCO West Bakr Inc.
(formerly known as TransGlobe West Bakr Inc.)
as Borrower acting by Thor Pruckl, an officer

By:	/s/ Thor Pruckl
Print Name: VAALCO International Management, LLC represented by Thor Pruckl in his capacity as Manager of VAALCO International Management, LLC
Title: Director

[Vaalco Accordion Exercise – Signature Page to Global Confirmation Deed]

VAALCO NW Gharib Inc.
(formerly known as TransGlobe NW Gharib Inc.)
as Borrower acting by Thor Pruckl, an officer

By:	/s/ Thor Pruckl
Print Name: VAALCO International Management, LLC represented by Thor Pruckl in his capacity as Manager of VAALCO International Management, LLC
Title: Director

[Vaalco Accordion Exercise – Signature Page to Global Confirmation Deed]

The Guarantors

VAALCO Energy, Inc.
as Guarantor

By:	/s/ George Maxwell
Name: George Maxwell
Title: Chief Executive Officer of VAALCO Energy, Inc.

[Vaalco Accordion Exercise – Signature Page to Global Confirmation Deed]

VAALCO Gabon (Etame), Inc.
as Guarantor

By:	/s/ George Maxwell
Name: George Maxwell
Title: President of VAALCO Gabon (Etame), Inc.

[Vaalco Accordion Exercise – Signature Page to Global Confirmation Deed]

VAALCO Egypt Holdings Inc.
(formerly known as TransGlobe Petroleum International Inc.)
as Guarantor acting by Thor Pruckl, an officer

By:	/s/ Thor Pruckl
Print Name: VAALCO International Management, LLC represented by Thor Pruckl in his capacity as Manager of VAALCO International Management, LLC
Title: Director

[Vaalco Accordion Exercise – Signature Page to Global Confirmation Deed]

VAALCO Energy Cote d’Ivoire Holding AB
(formerly known as SPE CI Holding AB)
as Guarantor

By:	/s/ Thor Pruckl
By: VAALCO Energy Cote d’Ivoire Holding AB
(formerly known as SPE CI Holding AB) Name: Thor Pruckl
Title: Director

[Vaalco Accordion Exercise – Signature Page to Global Confirmation Deed]

VAALCO Energy Cote d’Ivoire AB
(formerly known as Svenska Petroleum Exploration Aktiebolag)
as Guarantor

By:	/s/ Thor Pruckl
By: VAALCO Energy Cote d’Ivoire AB
(formerly known as Svenska Petroleum Exploration Aktiebolag)
Name: Thor Pruckl
Title: Director

[Vaalco Accordion Exercise – Signature Page to Global Confirmation Deed]

VAALCO Energy Cote d’Ivoire SPE AB
(formerly known as SPE CI AB)
as Guarantor

By:	/s/ Thor Pruckl
By: VAALCO Energy Cote d’Ivoire SPE AB
(formerly known as SPE CI AB) Name: Thor Pruckl
Title: Director

[Vaalco Accordion Exercise – Signature Page to Global Confirmation Deed]

VAALCO West Gharib Inc.
(formerly known as TransGlobe West Gharib Inc.)
as Guarantor acting by Thor Pruckl, an officer

By:	/s/ Thor Pruckl
Print Name: VAALCO International Management, LLC represented by Thor Pruckl in his capacity as Manager of VAALCO International Management, LLC
Title: Director

[Vaalco Accordion Exercise – Signature Page to Global Confirmation Deed]

VAALCO West Bakr Inc.
(formerly known as TransGlobe West Bakr Inc.)
as Guarantor acting by Thor Pruckl, an officer

By:	/s/ Thor Pruckl
Print Name: VAALCO International Management, LLC represented by Thor Pruckl in his capacity as Manager of VAALCO International Management, LLC
Title: Director

[Vaalco Accordion Exercise – Signature Page to Global Confirmation Deed]

VAALCO NW Gharib Inc.
(formerly known as TransGlobe NW Gharib Inc.)
as Guarantor acting by Thor Pruckl, an officer

By:	/s/ Thor Pruckl
Print Name: VAALCO International Management, LLC represented by Thor Pruckl in his capacity as Manager of VAALCO International Management, LLC
Title: Director

[Vaalco Accordion Exercise – Signature Page to Global Confirmation Deed]

VAALCO Gabon S.A.
as Guarantor

By:	/s/ George Maxwell
By: VAALCO Gabon S.A.
Name: George Maxwell
Title: Chief Executive Officer of VAALCO Energy, Inc.

[Vaalco Accordion Exercise – Signature Page to Global Confirmation Deed]

The Security Grantor

VAALCO Energy (Holdings), LLC
By: VAALCO Energy (International), LLC, as its sole member By: VAALCO Energy, Inc., as its sole member

By:	/s/ George Maxwell

Name: George Maxwell

Title: Chief Executive Officer of VAALCO Energy, Inc., in its capacity as sole member of VAALCO Energy (International), LLC, in its capacity as sole member of VAALCO Energy (Holdings), LLC

[Vaalco Accordion Exercise – Signature Page to Global Confirmation Deed]

The Agent

Signed by	Kelly-Ann Myles	/s/ Kelly-Ann Myles
for and on behalf of		Signature(s)
The Standard Bank of South Africa Limited (acting through its Corporate and Investment Banking Division)
		Address:	30 Baker Street, Rosebank, 2196
		Fax No:	N/A
		Attention:	Head: Agency

[Vaalco Accordion Exercise – Signature Page to Global Confirmation Deed]

The Offshore Security Agent

Signed by	Kelly-Ann Myles	/s/ Kelly-Ann Myles
for and on behalf of		Signature(s)
The Standard Bank of South Africa Limited (acting through its Corporate and Investment Banking Division)
		Address:	30 Baker Street, Rosebank, 2196
		Fax No:	N/A
		Attention:	Head: Agency

[Vaalco Accordion Exercise – Signature Page to Global Confirmation Deed]

The Onshore (Gabon) Security Agent

Signed by	Kelly-Ann Myles	/s/ Kelly-Ann Myles
for and on behalf of		Signature(s)
The Standard Bank of South Africa Limited (acting through its Corporate and Investment Banking Division)
		Address:	30 Baker Street, Rosebank, 2196
		Fax No:	N/A
		Attention:	Head: Agency

[Vaalco Accordion Exercise – Signature Page to Global Confirmation Deed]

The Onshore (Egypt) Security Agent HSBC Bank Egypt S.A.E.
as Onshore (Egypt) Security Agent

/s/ Hanish Bhatt
By:
Name:	Hanish Bhatt
Title:	Authorised Signatory

[Vaalco Accordion Exercise – Signature Page to Global Confirmation Deed]